DundeeWealth Funds

Dynamic Discovery Fund

Class I Shares (Ticker: DWGDX)

Class II Shares (Ticker: DWGEX)

Institutional Shares

(the “Fund”)

Supplement Dated December 28, 2012 to the Summary Prospectus, Statutory Prospectus and

Statement of Additional Information of the Fund Each Dated December 1, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Important Notice Regarding LIQUIDATION OF THE FUND

On December 27, 2012, the Board of Trustees of DundeeWealth Funds approved a Plan of Liquidation for the Fund (the “Plan”). Pursuant to the Plan, the Fund will be liquidated and terminated effective January 31, 2013. Prior to January 31, 2013, Fund shareholders may redeem their investment or exchange into another DundeeWealth Fund. All shareholders remaining in the Fund on January 31, 2013 will be liquidated and the proceeds sent to the address of record. In connection with the implementation of the Plan, the Fund will be closed to new investment effective December 28, 2012.

Please keep this Supplement with your records.